Visa Inc. Fiscal Third Quarter 2017 Financial Results July 20, 2017 EHIBIT 99.2

Fiscal Third Quarter 2017 Financial Results2 This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that relate to, among other things, our future operations, prospects, developments, strategies, business growth and financial outlook for fiscal full-year 2017. Forward-looking statements generally are identified by words such as "believes," "estimates," "expects," "intends," "may," "projects," “outlook”, "could," "should," "will," "continue" and other similar expressions. All statements other than statements of historical fact could be forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, many of which are beyond our control and are difficult to predict. Actual results could differ materially from those expressed in, or implied by, our forward-looking statements due to a variety of factors, including, but not limited to: • increased oversight and regulation of the global payments industry and our business; • impact of government-imposed restrictions on payment systems; • outcome of tax and litigation matters; • increasingly intense competition in the payments industry, including competition for our clients and merchants; • proliferation and continuous evolution of new technologies and business models; • our ability to maintain relationships with our clients, merchants and other third parties; • brand or reputational damage; • management changes; • impact of global economic, political, market and social events or conditions; • exposure to loss or illiquidity due to settlement guarantees; • uncertainty surrounding the impact of the United Kingdom’s withdrawal from the European Union; • cyber security attacks, breaches or failure of our networks; • failure to maintain interoperability with Visa Europe’s systems; • our ability to successfully integrate and manage our acquisitions and other strategic investments; and • other factors described in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended September 30, 2016, and our subsequent reports on Forms 10-Q and 8-K. Except as required by law, we do not intend to update or revise any forward-looking statements as a result of new information, future events or otherwise. Forward-Looking Statements

Fiscal Third Quarter 2017 Financial Results3 Strong Fiscal Third Quarter Results Returned approximately $2.1 billion of capital to shareholders in the form of share repurchases and dividends GAAP net income of $2.1 billion or $0.86 per share Net operating revenue of $4.6 billion, an increase of 26%, driven by inclusion of Europe and continued growth in payments volume, cross-border volume and processed transactions

Fiscal Third Quarter 2017 Financial Results4 Quarter ended March – Excludes Europe Co-badge Payments Volume* Payments Volume US$ in billions, nominal, except percentages INTL 558 INTL 958 INTL 445 INTL 572 INTL 113 INTL 386 U.S. 694 U.S. 776 U.S. 334 U.S. 404 U.S. 359 U.S. 372 1,252 1,734 780 976 473 758 INTL = International Total Visa Inc. Credit Debit YOY Change (constant) 38% 25% 58% YOY Change (nominal) 25% 60%38% Note: On occasion, previously submitted volume information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes and totals are calculated based on unrounded numbers. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance. 2016 2017 * As a result of EU regulation changes, effective with the quarter ended December 31, 2016, Europe co-badge volume is no longer included in reported volume.

Fiscal Third Quarter 2017 Financial Results5 Quarter ended June – Excludes Europe Co-badge Payments Volume* Payments Volume US$ in billions, nominal, except percentages YOY Change (constant) 38% 24% 62% YOY Change (nominal) 23% 63%38% Note: The Company did not include Visa Europe’s payments volume from the acquisition date, June 21, 2016, through June 30, 2016 as the impact was immaterial. Current quarter payments volume and other select metrics are provided in the operational performance data supplement in the press release to provide more recent operating data. Service revenues continue to be recognized based on payments volume in the prior quarter. On occasion, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes and totals are calculated based on unrounded numbers. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance. INTL 420 INTL 457 INTL 109 INTL 127 U.S. 575 U.S. 631 U.S. 277 U.S. 313 U.S. 298 U.S. 319 INTL 600 INTL 1,021 INTL 476 INTL 604 INTL 123 INTL 417 U.S. 749 U.S. 840 U.S. 376 U.S. 446 U.S. 374 U.S. 393 1,349 1,860 852 1,050 497 811 INTL = International Total Visa Inc. Credit Debit 2016 2017 * As a result of EU regulation changes, effective with the quarter ended December 31, 2016, Europe co-badge volume is no longer included in reported volume.

Transactions

in millions, except percentages

Quarter ended June – Excludes Europe Co-badge from Total Transactions*


2016
2017
30,132
38% Credit
62% Debit
42,139
34% Credit
66% Debit
19,778
28,450
Total Transactions
Processed Transactions

YOY Change	40%	44%

* As a result of EU regulation changes, effective with the quarter ended December 31, 2016, Europe co-badge transactions are no longer included in total transactions.

Note: The Company did not include Visa Europe's payments volume from the acquisition date, June 21, 2016, through June 30, 2016 as the impact was immaterial. Total transactions represent payments and cash transactions as reported by Visa clients on their operating certificates. On occasion, previously submitted transaction information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes and totals are calculated based on unrounded numbers. Processed transactions represent transactions involving Visa, Visa Electron, Interlink, V PAY and PLUS cards processed on Visa's networks.

6 Fiscal Third Quarter 2017 Financial Results

VISA

Fiscal Third Quarter 2017 Financial Results7 Quarter ended March Total Cards in millions, except percentages 2,465 864 1,602 3,155 1,060 2,096 Visa Inc. Credit Debit Note: The data presented is based on results reported quarterly by Visa clients on their operating certificates. Estimates may be utilized if data is unavailable. On occasion, previously submitted card information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers. YOY Change 23% 31%28% 2016 2017

Fiscal Third Quarter 2017 Financial Results8 4,469 (839) 3,630 5,712 (1,147) 4,565 Gross Revenues Client Incentives Net Operating Revenues Fiscal 2016 Fiscal 2017 Revenue – Q3 2017 US$ in millions, except percentages YOY Change 37% 26%28% Fiscal 2017 % of Gross Revenues 20% 80% Note: The Company did not include Visa Europe’s financial results in its unaudited consolidated statements of operations from the acquisition date, June 21, 2016, through June 30, 2016 as the impact was immaterial. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.

Fiscal Third Quarter 2017 Financial Results9 Revenue Detail – Q3 2017 US$ in millions, except percentages 1,635 1,541 1,084 209 1,948 1,984 1,571 209 Service Revenues Data Processing Revenues International Transaction Revenues Other Revenues Fiscal 2016 Fiscal 2017 YOY Change 29% 45%19% — Note: The Company did not include Visa Europe’s financial results in its unaudited consolidated statements of operations from the acquisition date, June 21, 2016, through June 30, 2016 as the impact was immaterial. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.

Fiscal Third Quarter 2017 Financial Results10 Operating Margin – Q3 2017 US$ in millions, except percentages 3,630 3,202 428 1,173 2,457 1,541 3,024 Reported GAAP Fiscal 2016 Adjusted non-GAAP Fiscal 2016 Reported GAAP Fiscal 2017 Net Operating Revenue 4,565 12% 68% 66% Note: The Company did not include Visa Europe’s financial results from the acquisition date, June 21, 2016, through June 30, 2016 as the impact was immaterial. Adjusted non-GAAP financial measures exclude the impact of certain significant items related to the acquisition of Visa Europe. There were no comparable adjustments for fiscal third quarter 2017. Refer to the accompanying financial tables for further details and a reconciliation of the non-GAAP measures presented. Operating margin is calculated as operating income divided by net operating revenues. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers. 31% 23%— (2) ppt 26% NM(52%) 54 ppt YOY Change (Reported GAAP) YOY Change (Adjusted non-GAAP) Operating Income Operating Expenses Operating Margin NM - Not meaningful

Fiscal Third Quarter 2017 Financial Results11 Operating Expenses – Q3 2017 US$ in millions, except percentages 509 189 123 138 120 246 1,877 78 154 0 102 230 0 Reported GAAP Fiscal 2016 Adjusted non-GAAP Fiscal 2016 Reported GAAP Fiscal 2017 698 Note: The Company did not include Visa Europe’s financial results from the acquisition date, June 21, 2016, through June 30, 2016 as the impact was immaterial. Adjusted non-GAAP financial measures exclude the impact of certain significant items related to the acquisition of Visa Europe. There were no comparable adjustments for fiscal third quarter 2017. Refer to the accompanying financial tables for further details and a reconciliation of the non-GAAP measures presented. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers. 29%17% (26%) 9% (7%)YOY Change (Reported GAAP) 37% Personnel Marketing Network & Processing Professional Fees Visa Europe Framework Agreement loss 100% Depreciation & Amortization General & Administrative YOY Change (Adjusted non-GAAP) — — — — —30% 49% 221 158 132

Fiscal Third Quarter 2017 Financial Results12 Other Financial Results and Highlights • Cash, cash equivalents and available-for-sale investment securities of $12.2 billion at the end of the fiscal third quarter • Adjusted free cash flow of $3.3 billion for the fiscal third quarter • Capital expenditures of $195 million during the fiscal third quarter See appendix for reconciliation of adjusted free cash flow to the closest comparable U.S. GAAP financial measure.

Fiscal Third Quarter 2017 Financial Results13 Financial Outlook for Fiscal Full-Year 2017 Annual net revenue growth Approximately 20% on a nominal dollar basis, including approximately 2.0 ppts of negative foreign currency impact Client incentives as a percent of gross revenues 20.0% to 20.5% range Annual operating margin Mid 60s Effective tax rate Mid 40s on a GAAP basis and approximately 30% on an adjusted, non-GAAP basis Annual diluted class A common stock earnings per share growth Low double-digits on a GAAP nominal dollar basis and approximately 20% on an adjusted, non-GAAP nominal dollar basis (see note below), both including approximately 2.5 ppts of negative foreign currency impact Note: The financial outlook for fiscal full-year 2017 includes Visa Europe integration expenses of approximately $60 million for the full-year. Differences in our financial outlook for fiscal full-year 2017 GAAP and non-GAAP financial measures relate to the one-time, non-recurring items that are included in the accompanying reconciliation. Annual adjusted diluted class A common stock earnings per share growth is derived from adjusted full-year 2016 earnings per share results of $2.84. Refer to the accompanying financial tables for further details and a reconciliation of the adjusted fiscal full-year 2016 results.

Appendix

Fiscal Third Quarter 2017 Financial Results15 Calculation of Adjusted Free Cash Flow US$ in millions A- Management believes that presentation of adjusted free cash flow is useful to measure the Company’s generation of cash available to first re-invest in the business and then return excess cash to shareholders through stock buybacks and cash dividends. During the three months ended June 30, 2017, the Company generated adjusted free cash flow of $3.3 billion, and returned $2.1 billion to investors through stock buybacks of $1.7 billion, and dividends paid of $394 million. During the nine months ended June 30, 2017, the company generated adjusted free cash flow of $5.9 billion, and returned $6.3 billion(1) to investors through stock buybacks of $5.1 billion, and dividends paid of $1.2 billion. The Company defines adjusted free cash flow as cash provided by operating activities adjusted to reflect capital investments made in the business. Adjusted free cash flow is a non-GAAP performance measure and should not be relied upon as a substitute for measures calculated in accordance with U.S. GAAP. The following table reconciles as-reported net cash provided by operating activities to non-GAAP adjusted free cash flow. (1) Funds returned to investors were greater than adjusted free cash flow funded by liquidity sources available to the Company such as cash on hand and the Company’s investment portfolio.